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                      COHEN & STEERS VIF REALTY FUND, INC.

                        SUPPLEMENT DATED DECEMBER 2, 2005
                    TO THE PROSPECTUS DATED FEBRUARY 1, 2005

The information below replaces and supersedes the first paragraph in the section "DISTRIBUTIONS AND TAX CONSIDERATIONS" on page 10 of the Fund's Prospectus:

The fund will declare and pay dividends from its investment income annually. The fund intends to distribute net realized capital gains, if any, at least once each year, normally in December. The transfer agent will automatically reinvest dividends and distributions in additional shares of the fund unless the participating insurance company instructs otherwise.